Exhibit 99.1

        ADC and Andrew Agree to Merge Creating a $3.3 Billion
                 Global Network Infrastructure Leader


    MINNEAPOLIS & WESTCHESTER, Ill.--(BUSINESS WIRE)--May 31, 2006--

      Conference Call, May 31, 8:30 A.M. Eastern (Details Below)

    -- Strategic Combination of ADC's Leading Wireline Connectivity Solutions With Andrew's Leading Wireless Infrastructure
        Solutions Creates a World Leader in Communications Network Infrastructure Products and Services

    --  Better Positioned to Assist Our Customers Worldwide With
        Convergence Of Next-Generation Wireless, Broadband, Video, Data and Voice Services

    --  Combined Company Offers Significant Growth Opportunities,
        Global Economies of Scale and Enhanced Operating Expense
        Efficiencies to Grow Earnings

    -- Earnings Per Share Expected to Be Non-dilutive in First Year After Merger Closing and Accretive Thereafter, Excluding
        Purchase Accounting and Acquisition-related Items

    -- Estimated Annual Pre-Tax Earnings Synergies of $70 Million to $80 Million in Third Year After Merger Closing

    --  ADC's Robert E. Switz to be CEO of the Combined Company

    ADC (NASDAQ:ADCT) (www.adc.com) and Andrew Corporation (NASDAQ:ANDW) (www.andrew.com) today announced that they have entered into a definitive merger agreement to create a global leader in wireline and wireless network infrastructure solutions. The transaction, which was approved by the boards of directors of both companies, will build upon the complementary strengths of each company to create significant growth opportunities and global economies of scale to expand earnings. For the most recent reported twelve months as of May 31, 2006, combined sales for the two companies on a pro forma basis totaled approximately $3.3 billion. The proposed business combination remains subject to shareholder and regulatory approvals.

    Compelling Global Combination to Capture Strong Growth
Opportunities

    The wireline and wireless markets for next-generation broadband, video, data and voice services are rapidly expanding and have strong growth potential. Carriers in every part of the world are upgrading their networks to expand high-speed data and video offerings. These trends hold significant promise for the strategic combination of ADC and Andrew.
    "Today we are announcing plans for a promising new growth stage for our two great companies. With this strategic combination, we will be a world leader in communications network infrastructure products and services. The strategic, operational and financial synergies of our two strong companies create a significant opportunity to grow value for our customers, shareholders and employees," said Robert E. Switz, president and chief executive officer of ADC. Mr. Switz will be president and CEO of the combined company after closing. "Together, we're better positioned to assist our customers worldwide and capture growth opportunities that result from the convergence of our customers' next-generation wireless, broadband, video, data and voice services. We are proud to join forces with Andrew's talented employees to achieve our shared mission of providing innovative wireline and wireless infrastructure solutions that improve our customers' business performance."
    "With accelerating globalization and consolidation among telecommunications service providers and communications equipment suppliers, now is the right time for ADC and Andrew to join forces and grow value as a world leader in network infrastructure solutions," said Ralph E. Faison, president and CEO of Andrew. "As we join ADC's leadership position in wireline connectivity solutions and Andrew's leadership position in wireless infrastructure solutions, ADC and Andrew will have a substantially greater global presence, customer base, economies of scale, product breadth, innovation ability and financial strength. The synergies that we expect to create will enable us to better serve our converging customer base worldwide as their wireline and wireless networks deliver high-speed, any-content, anywhere communications services." Mr. Faison will serve as a consultant to the combined company to facilitate an efficient transition.

    Merger Creates a Global Wireline and Wireless Network
Infrastructure Leader

    As a combined company, ADC and Andrew will be a leader in wireline and wireless infrastructure solutions with strong global market presence and customer relationships. The strengths of the combined company include:

    -- Broad-based connectivity solutions for copper, coaxial, fiber, radio frequency, broadcast and enterprise networks, combined with broad-based wireless solutions for antennas, cable products, base station subsystems, in-building and distributed coverage, geolocation systems and satellite communications.

    -- Approximately $3.3 billion in sales (on a pro forma basis for the trailing twelve months) into more than 140 countries comprised of approximately 23% to wireline customers, 44% to wireless customers, 6% to enterprise customers, 24% to original equipment manufacturers (OEM) and 3% to other customers. The combined customer base currently includes nearly all major wireline and wireless service providers in the world, as well as many of the world's largest communications OEMs, and large corporate, government and education enterprises.

    -- Geographic sales distribution (on a pro forma basis for the trailing twelve months) of approximately 53% in the United States & Canada, 29% in Europe, Middle East and Africa, 11% in Asia-Pacific and 7% in Latin America.

    -- Approximately 20,000 employees worldwide of which approximately 37% are in the United States & Canada, 22% are in Europe, Middle East and Africa, 25% are in Asia-Pacific and 16% in Latin America.

    -- Facilities around the world including locations in 35 countries.

    -- Strong research and development efforts and a significant portfolio of U.S. and foreign patents on wireline and wireless infrastructure solutions.

    Transaction Overview

    The strategic business combination is structured as a stock-for-stock merger with Andrew becoming a wholly owned subsidiary of ADC. The transaction is expected to qualify as a tax-free reorganization. Under the terms of the agreement, Andrew shareholders will receive 0.57 of an ADC common share for each common share of Andrew they hold. Upon completion of the transaction, ADC shareholders will own approximately 56 percent of the combined company and Andrew shareholders will own approximately 44 percent of the combined company. ADC will assume all debt of Andrew and Andrew's convertible notes will become convertible into ADC shares.
    "We are committed to moving forward quickly and aggressively after closing to combine our operations and integrate our corporate cultures. We will be focused on capturing the full benefits of this combination for our customers, shareholders and employees," Switz said.
    Post closing, the transaction is expected to be non-dilutive to earnings per share in the first year of the combined company and accretive thereafter, excluding purchase accounting adjustments and other acquisition-related expenses. ADC and Andrew have estimated that synergies will generate additional annual pre-tax earnings of $70 million to $80 million in the third year after closing the transaction.
    The combined company will be based at ADC's world headquarters in Minnesota with ADC's John A. Blanchard continuing as non-executive chairman, and ADC's Robert E. Switz continuing as its president and CEO. The board of directors of the combined company will be composed of 12 members of which eight will be current ADC directors, including Blanchard and Switz, and four will be current Andrew directors. Key members of the management teams from both companies will comprise the management team of the combined company after closing. The name of the combined company will be ADC Andrew.
    "Ralph and I have a shared vision of the value that can be derived from combining these two great companies," added Switz. "Ralph has made significant contributions to Andrew and to making the proposed merger a possibility. ADC's employees and I look forward to working with Andrew's employees and Ralph to achieve success in this strategic combination."
    The merger is subject to customary regulatory and governmental reviews in the United States and elsewhere, as well as the approval by shareholders of both companies and other customary conditions to closing. Assuming there is not a significant delay in obtaining the required approvals, the transaction is expected to be completed in four to six months. Until the merger is completed, both companies will continue to operate their businesses independently.

    Today's May 31 Conference Call and Webcast at 8:30 a.m. Eastern

    ADC and Andrew will discuss its merger on a conference call scheduled for today, May 31, 2006, at 8:30 a.m. Eastern Time. The conference call can be accessed by domestic callers at (800) 399-7506 and by international callers at (706) 634-2489 or on the Internet at www.adc.com/investor by clicking on Webcasts. Starting today at 11:00 a.m. Eastern time, the replay of the call can be accessed until 11:59 p.m. Eastern time on June 7, 2006, by domestic callers at (800) 642-1687 and by international callers at (706) 645-9291 (conference ID number is 9984781) or on the Internet at www.adc.com/investor by clicking on Webcasts.
    Presentation slides titled "Creating a Global Leader in Network Infrastructure" regarding this merger can be accessed at www.adc.com/investor and clicking on Presentations.
    A copy of this news release, including the financial guidance it contains, can be accessed at www.adc.com/investorrelations/newsandcommunications/newsreleases/.

    About ADC

    ADC provides the connections for wireline, wireless, cable, broadcast, and enterprise networks around the world. ADC's innovative network infrastructure equipment and professional services enable high-speed Internet, data, video, and voice services to residential, business and mobile subscribers. ADC (NASDAQ:ADCT) has sales into more than 140 countries. Learn more about ADC at www.adc.com.

    About Andrew

    Andrew Corporation (NASDAQ:ANDW) designs, manufactures and delivers innovative and essential equipment and solutions for the global communications infrastructure market. The company serves operators and original equipment manufacturers from facilities in 35 countries. Andrew (www.andrew.com), headquartered in Westchester, IL, is an S&P 500 company founded in 1937.

    Financial and Legal Advisors

    Credit Suisse Securities (USA) LLC acted as the primary financial advisor to ADC and Dresdner Kleinwort Wasserstein Securities LLC provided a fairness opinion to ADC. Dorsey & Whitney LLP served as ADC's primary outside legal counsel. Citigroup Corporate and Investment Banking acted as the primary financial advisor to Andrew with additional assistance from Lehman Brothers, Inc., and Merrill Lynch provided a fairness opinion to Andrew. Mayer, Brown, Rowe & Maw LLP served as Andrew's primary outside legal counsel.

    Safe Harbor for Forward-Looking Statements

    This press release contains statements regarding the proposed transaction between ADC and Andrew, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of ADC and Andrew. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of ADC and Andrew and the combined company, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "believes," "estimates," "anticipates," "targets," "goals," "projects," "intends," "plans," "seeks," and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements, include, among other things: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on contract manufacturers and other vendors to provide goods and services needed to operate the businesses of ADC and Andrew; fluctuations in commodity prices; the social, political and economic risks of the respective global operations of ADC and Andrew; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to ADC's Form 10-K for the year ended October 31, 2005 and Andrew's Form 10-K for the year ended September 30, 2005 as well as other filings made by ADC and Andrew with the United States Securities and Exchange Commission (the SEC). Except as required under the US federal securities laws and the rules and regulations of the SEC, ADC and Andrew disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

    Additional Information and Where to Find It

    In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. SHAREHOLDERS OF ADC AND STOCKHOLDERS OF ANDREW ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of ADC and stockholders of Andrew. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, www.sec.gov. Investors and security holders may also obtain the documents free of charge from Investor Relations at ADC by writing Investor Relations, ADC Telecommunications, Inc., P.O. Box 1101, Minneapolis, Minnesota 55440-1101; or calling 952-917-0991; or at www.adc.com/investorrelations/financialinformation/secfilings/.
Investors and security holders may also obtain the documents free of charge from Investor Relations at Andrew by writing Investor Relations, Andrew Corporation, 3 Westbrook Corporate Center, Suite 900, Westchester, Illinois 60154; or calling 800-232-6767; or at www.andrew.com/investors/sec.

    Participants in Solicitation

    ADC, Andrew and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning ADC's participants is set forth in the proxy statement dated, January 24, 2006, for ADC's 2006 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Andrew's participants is set forth in the proxy statement, dated December 30, 2005, for Andrew's 2006 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of ADC and Andrew in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC.

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    CONTACT: ADC
             Investor Relations:
             Mark Borman, 952-917-0590
             Public Relations:
             Steve Grady, 952-917-0232
             or
             Andrew
             Investor Relations:
             Scott Malchow, 708-236-6507
             Public Relations:
             Rick Aspan, 708-236-6568